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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 10, 2003

                        Commission File Number 333-88577

                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)


                 TEXAS                                       74-2684967
     (State or other jurisdiction                         (I.R.S. Employer
           of incorporation)                             Identification No.)



           13710 FNB PARKWAY                                 68154-5200
            OMAHA, NEBRASKA                                  (Zip Code)
    (Address of principal executive
               offices)


                         TELEPHONE NUMBER (402) 492-7300
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      Attached as Exhibit 99.1 is a copy of a press release, dated July 10, 2003, regarding Northern Border Pipeline Company's contracted transportation capacity.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

          99.1 Northern Border Pipeline Company press release dated July 10,
               2003.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NORTHERN BORDER PIPELINE COMPANY
                               By: Northern Plains Natural Gas Company, Operator

                               By:     /s/ Jerry L. Peters
                                   ---------------------------------------------
                                       Jerry L. Peters
                                       Vice President, Finance and Treasurer

Dated:   July 10, 2003



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                                  EXHIBIT INDEX



Exhibit 99.1 -- Northern Border Pipeline Company Press Release dated July 10,
                2003.



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